January 3, 2019

THE DREYFUS SUSTAINABLE U.S. EQUITY PORTFOLIO, INC.

Supplement to Summary Prospectus and Prospectus

dated May 1, 2018

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is Dreyfus and the fund's sub-adviser is Newton, an affiliate of Dreyfus.

Jeff Munroe and Raj Shant are the fund's primary portfolio managers.  Mr. Munroe has held that position since May 2017 and Mr. Shant has held that position since October 2018.  Messrs. Munroe and Shant are members of Newton's global equities team.  Mr. Munroe is the investment leader of the global equities team at Newton.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the prospectus:

Jeff Munroe and Raj Shant are the fund's primary portfolio managers.  Mr. Munroe has held that position since May 2017 and Mr. Shant has held that position since October 2018.  Messrs. Munroe and Shant are members of Newton's global equities team.  Mr. Munroe is the investment leader of the global equities team at Newton, where he has been employed since 1993.  Mr. Shant joined Newton in 2002.  In addition, Newton's responsible investment team, led by Rob Stewart, is responsible for the fund's fundamental ESG research and analysis, controversy monitoring, company engagement and active proxy voting.  Mr. Stewart, one of Newton's senior investment leaders, joined Newton in 2003 and has over 25 years of investment experience.